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                             10% Promissory Note
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                                  VIRAGEN, INC.

                          11 MONTH 10% PROMISSORY NOTE


$9,720,240.96                                                  Hialeah, Florida
                                                                   July 1, 1997


      FOR VALUE RECEIVED, VIRAGEN, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of CLEARWATER FUND IV, LTD. (formerly, GFL Performance Fund, Ltd.), a corporation organized under the laws of the British Virgin Islands (together with any successors or assignees, the "Holder"), the principal amount of NINE MILLION SEVEN HUNDRED TWENTY THOUSAND TWO HUNDRED FORTY AND 86/100 ($9,720,240.86) DOLLARS in lawful money of the United States of America, plus interest on the outstanding balance thereof at a rate of 10% per annum from the date hereof through the date on which all obligations hereunder have been repaid in full.

      The principal amount hereof and interest thereon shall be paid in nine (9) monthly installments in accordance with the Principal and Interest Amortization Schedule attached hereto as Schedule A, beginning October 1, 1997 and ending June 1, 1998. Interest shall begin to accrue as of the date hereof. If any payment of interest on this Note shall become due on a Saturday, Sunday or a public holiday under the laws of the United States or the State of New York, such payment shall be made on the next succeeding business day.

      This Note may be prepaid, in whole or in part, at any time or from time to time, without premium or penalty, but with accrued but unpaid interest through the date of prepayment.

      For purposes hereof, the occurrence of any of the following events shall constitute an "Event of Default:"

      (a) Failure to make any payment of principal or interest under this Note within three (3) business days following written notice of such failure from the Holder; or

      (b) If the Company makes an assignment for the benefit of its creditors, is adjudicated bankrupt or insolvent, petitions or applies to any tribunal for the appointment of a trustee or receiver for it or any substantial part of its assets, commences any proceedings relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debts, dissolution or liquidation law, or similar laws, of any jurisdiction, whether now or hereafter in effect, consents to, approves of or acquiesces in or to any such petition or application being filed, or any such proceedings commenced against it, by any other person, or fails to remove any order entered appointing any trustee or receiver or approving the petition or application in any such proceedings or decreeing its dissolution or liquidation, within 60 days after such order is entered.

      Subject to the provisions hereof, if an Event of Default set forth in clause (a) above shall occur and be continuing, the Holder may, without notice or demand to the Company, declare the unpaid principal of this Note, together with accrued and unpaid interest thereon, to become due and payable. If an Event of Default set forth in clause (b) above shall occur, the unpaid principal of this Note, together with accrued and unpaid interest thereon, shall immediately become due and payable without notice, demand or other act on the part of the Holder.

      The Company hereby waives presentment, demand, protest or notice of any kind in connection with the delivery, acceptance, performance, default or enforcement of this Note.

      In the event that the principal of and interest on this Note is not paid in accordance with the terms hereof, the Company agrees to pay, in addition to principal and accrued interest, all costs and expenses of collection incurred by the Holder, including reasonable attorneys' fees.

      No delay or failure on the part of the Holder in exercising any right, remedy or option hereunder or otherwise shall operate as a waiver of such right, remedy or option, nor shall any single or partial exercise of any such right, remedy or option preclude any or further exercise thereof.

      No modification, alteration or change of any of the provisions hereof shall be effective unless in writing and signed by the Company and the Holder and only to the extent set forth therein.

      This Note shall inure to the benefit and be enforceable by the Holder and its successors and assigns, and shall not be assignable by the Company without the prior written consent of Holder.

      Payments of principal, interest and any other amounts payable hereunder are to be made to the Holder by wire transfer of immediately available funds in accordance with the following instructions, or by such other means or to such other place as the Holder shall designate to the Company in writing.

      Wire transfer instructions:

      Chase  Manhattan Bank New York, ABA #021-000021
      1 New York Plaza, NY 10081 USA
      For the account of Citco Banking Corporation N.V.







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



      a/c no. 001-1-627502
      For further credit to:  Clearwater Fund IV Ltd., formerly
            GFL Performance Fund Ltd.
      a/c no. 12.38251.4100.004

      This Note shall be governed by and construed in accordance with the laws of the State of Florida.

      IN WITNESS WHEREOF, the Company has executed this Note as of the date first above written.

                                           VIRAGEN, INC.



                                           By: /s/ Dennis W. Healey
                                              ----------------------------------
                                              Name:   DENNIS W. HEALEY
                                              Title:  EXECUTIVE VICE-PRESIDENT

































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                                   SCHEDULE A

                  PRINCIPAL AND INTEREST AMORTIZATION SCHEDULE

Original Principal, July 1, 1997                                $ 9,720,240.96
Accrued Interest (10% for July 1-Sept. 30)                          243,006.02
                                                                --------------
Balance at September 30                                           9,963,246.88
Principal and Interest Payment (October 1)                       (1,323,032.78)
                                                                 --------------
Balance October 1                                                 8,640.214.10
October Interest at 10%                                              72,001.78
                                                                --------------
Balance at October 31                                             8,712,215.88
Principal and Interest Payment (November 1)                      (1,152,028.55)
                                                                 --------------
Balance November 1                                                7,560,187.33
November Interest at 10%                                             63,001.56
                                                                --------------
Balance at November 30                                            7,623,188.89
Principal and Interest Payment (December 1)                      (1,143,028.32)
                                                                 --------------
Balance December 1                                                6,480,160.57
December Interest at 10%                                             54,001.34
                                                                --------------
Balance at December 31                                            6,534,161.91
Principal and Interest Payment (January 1)                       (1,134,028.10)
                                                                 --------------
Balance January 1                                                 5,400,133.81
January Interest at 10%                                              45,001.12
                                                                --------------
Balance at January 31                                             5,445,134.93
Principal and Interest Payment (February 1)                      (1,125,027.88
                                                                 -------------
Balance February 1                                                4,320,107.05
February Interest at 10%                                             36,000.89
                                                                --------------
Balance at February 28                                            4,356,107.94
Principal and Interest Payment (March 1)                         (1,116,027.65)
                                                                 --------------
Balance March 1                                                   3,240,080.29
March Interest at 10%                                                27,000.67
                                                                --------------
Balance at March 31                                               3,267,080.96
Principal and Interest Payment (April 1)                         (1,107,027.41)
                                                                 --------------
Balance April 1                                                   2,160,053.53
April Interest at 10%                                                18,000.45
                                                                --------------
Balance at April 30                                               2,178,053.98
Principal and Interest Payment (May 1)                           (1,098,027.21)
                                                                 --------------
Balance May 1                                                     1,080,026.77
May Interest at 10%                                                   9,000.22
                                                                --------------
Balance at May 31                                                 1,089,026.99
Principal and Interest Payment (June 1)                          (1,089,026.99)
                                                                 --------------
Balance June 1                                                      -0-